NET LOSS PER SHARE	12 Months Ended
Dec. 31, 2021
Earnings Per Share [Abstract]
NET LOSS PER SHARE
13. NET LOSS PER SHARE
Basic net loss per share is computed by dividing the net loss by the weighted-average number of shares of common stock of the Company outstanding during the period. Diluted net loss per share is computed by giving effect to all common equivalent shares of the Company, including convertible preferred stock, outstanding stock options, RSUs and
Earn-Out
Shares, to the extent dilutive. Basic and diluted net loss per share was the same for each period presented as the inclusion of all common equivalent shares of the Company outstanding would have been anti-dilutive.
The following table presents the calculation of basic and diluted net loss per share for the Company’s common stock:

	2021	2020
Numerator:
Net Loss	$(64,851)	$(23,427)

Numerator for Basic and Dilutive EPS—Loss available to common stockholders	$(64,851)	$(23,427)

Denominator:
Common Stock	3,690,523	1,523,096

Denominator for Basic and Dilutive EPS—Weighted-average common stock	3,690,523	1,523,096

Basic and dilutive loss per share	$(17.57)	$(15.38)
Since the Company was in a net loss position for all periods presented, the basic loss per share calculation excludes preferred stock as it does not participate in net losses of the Company. Additionally, net loss per share attributable to Class A and Class B common stockholders was the same on a basic and diluted basis, as the inclusion of all common equivalent shares outstanding would have been anti-dilutive. Anti-dilutive common equivalent shares were as follows:

	2021	2020
Outstanding options to purchase common stock	7,522,136	1,903,479
Outstanding Legacy Hyperfine convertible preferred stock (Series A through D)	—	31,116,056
Outstanding RSUs	117,516	—
Earn-Out Shares	10,000,000	—

Total anti-dilutive common equivalent shares	17,639,652	33,019,535